Income Taxes (Reconciliation Of Unrecognized Tax Benefits) (Details) - May. 31, 2015 - USD ($) $ in Millions	Total
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Beginning Balance	$ 38.1
Additions related to current-year tax positions	4.1
Additions related to prior-year tax positions	10.2
Reductions due to settlements with taxing authorities	(37.2)
Reductions to tax positions due to statute expiration	(1.5)
Ending Balance	$ 13.7